UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

CLS HOLDINGS USA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55546	45-1352286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

516 S. 4th Street
Las Vegas, Nevada	89101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 359-4666

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

Amendments to Convertible Debentures and Underlying Warrants

On December 29, 2023, CLS Holdings USA, Inc. (“CLS” or the “Company”) entered into two third amendments to subscription agreements (each a “Third Amendment” and, collectively, the “Third Amendments”), to amend the Subscription Agreements between the Company and each of Navy Capital Green Fund, LP, and Navy Capital Green Co-Invest Fund, LLC (together, “Purchasers”), as amended on April 21, 2021 and September 15, 2022, pursuant to which the Company sold convertible debentures (the “Navy Capital Debentures”) in the original aggregate principal amount of $5,000,000 to the Purchasers, in order to: (i) reduce the conversion price of the Navy Capital Debentures from $0.10 per unit to $0.07 per unit; (ii) extend the maturity date of the Navy Capital Debentures to January 31, 2028; (iii) add accrued but unpaid interest as of December 31, 2023 to the then outstanding principal amount of the Navy Capital Debentures; (iv) reduce the exercise price of each warrant to $0.10 per share of common stock; (v) provide for a payment to the Purchasers, at their election, commencing May 31, 2024 and at the end of each fiscal quarter, in the event the Company’s unrestricted cash on hand for such fiscal quarter exceeds US$750,000, subject to pro ration; and to execute Third Amended and Restated Debentures (the “Third Amended and Restated Debentures”). Each unit comprises one share of the Company’s common stock and a warrant to purchase half a share of common stock.

The foregoing descriptions of the Third Amendments and the Third Amended and Restated Debentures are summary descriptions of the material terms thereof and are qualified in their entirety by reference to the full text of the Third Amendments and the Third Amended and Restated Debentures, which are incorporated by reference herein and filed as Exhibits 4.1, 4.2, 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits

4.1	Third Amended and Restated Debenture dated December 29, 2023, by and between the Company and Navy Capital Green Fund, LP
4.2	Third Amended and Restated Debenture dated December 29, 2023, by and between the Company and Navy Capital Green Co-Invest Fund, LLC
10.1	Third Amendment to Subscription Agreement dated December 29, 2023, by and between the Company and Navy Capital Green Fund, LP
10.2	Third Amendment to Subscription Agreement dated December 29, 2023, by and between the Company and Navy Capital Green Co-Invest Fund, LLC
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLS HOLDINGS USA, INC.

Date: January 3, 2024	By: /s/ Andrew Glashow
Andrew Glashow Chairman and Chief Executive Officer